PREFERRED INCOME FUND
INCORPORATED

Dear Shareholder:

     The Preferred Income Fund has stayed on track very well in the first three quarters of fiscal 1996 despite the weak bond market. The return on net asset value ("NAV") was 4.3% over the first nine months, and the Fund's dividend rate was increased in May. Furthermore, the market price of the shares recently hit a new high for the past twelve months as the discount from NAV narrowed.

     Rapidly rising interest rates underscore the value of the Fund's hedging strategy. On August 31, 1996 the Fund's NAV was essentially unchanged from mid-February when the bond market started its fall. The decline in the value of the Fund's holdings of preferred stocks caused by rising interest rates was offset by gains on our hedges. Normally we would expect the NAV to decline moderately under these conditions because the "safety net" of our hedges was initially set slightly below the market (i.e., our put options on Treasury bond futures were "out-of-the-money"). However, we also benefited from our preferred stock holdings generally outperforming the Treasury bonds on which our hedges are based.

     Preferred stocks took a "breather" in the latest quarter as the market absorbed the liquidation of a large institutional portfolio. Nonetheless, we still see "creeping scarcity" of traditional preferreds eligible for the intercorporate Dividends Received Deduction. As discussed in our previous letters, there is a strong tax motivation for issuers to retire such preferreds.

     In the last few months, the discount of the market price of the Fund's shares from their NAV has generally narrowed, from around 15% earlier this year. The strong NAV performance of the Fund and the increased dividend rate have probably helped. We have also made a serious effort to draw the Fund's accomplishments to the attention of securities analysts and investment publications. At this moment, the discount is approximately 11%, although it can be erratic from week to week.

     The Fund will probably be able to make a special year-end distribution this December. To date, realized capital gains have exceeded losses available to offset them, due in part to the success of our hedges. To the extent that any year-end distribution is attributable to capital gains, it will not qualify for the Dividends Received Deduction available to corporate investors. Of course, the year is not over, and the situation could change.

     The Preferred Income Fund is intended to be an alternative to bond funds for investors who want less exposure to fluctuating interest rates than is normally associated with fixed income investments. It's working!

                                           Sincerely,

                                           /s/ Robert T. Flaherty

                                           Robert T. Flaherty
                                           Chairman of the Board
September 25, 1996

----------------------------------------------------------------------------------------------------
Preferred Income Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 1996 (UNAUDITED)
----------------------------------
                                                                                           PERCENT
                                                                               VALUE       OF TOTAL
                                                                              (000'S)     NET ASSETS
                                                                              --------    ----------
ADJUSTABLE RATE PREFERRED STOCK
     Utilities.............................................................   $ 20,062         9.5%
     Banking...............................................................     47,020        22.4
                                                                              --------       -----
          Total Adjustable Rate............................................     67,082        31.9
                                                                              --------       -----
FIXED RATE PREFERRED STOCK
     Utilities.............................................................     73,574        35.0
     Banking...............................................................     31,740        15.1
     Financial Services....................................................     12,207         5.8
     Industrial............................................................      7,749         3.7
     Insurance.............................................................      3,545         1.6
                                                                              --------       -----
          Total Fixed Rate.................................................    128,815        61.2
                                                                              --------       -----
TOTAL PREFERRED STOCK......................................................    195,897        93.1
OTHER SECURITIES...........................................................      8,780         4.2
COMMERCIAL PAPER...........................................................        548         0.3
PURCHASED PUT OPTIONS......................................................      3,626         1.7
                                                                              --------       -----
TOTAL INVESTMENTS..........................................................    208,851        99.3
OTHER ASSETS AND LIABILITIES (NET).........................................      1,531         0.7
                                                                              --------       -----
          TOTAL NET ASSETS.................................................   $210,382       100.0%
                                                                              ========       =====


FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------
                                                                                                 DIVIDEND
                                                  DIVIDEND     NET ASSET         NYSE          REINVESTMENT
                                                    PAID         VALUE       CLOSING PRICE      PRICE (1)
                                                  --------     ---------     -------------     ------------
December 29, 1995..............................    $0.087        $15.54         $13.500           $13.48
January 31, 1996...............................     0.087         15.61          13.625            13.74
February 29, 1996..............................     0.087         15.33          13.625            13.65
March 29, 1996.................................     0.087         15.45          13.125            13.22
April 30, 1996.................................     0.087         15.43          13.250            13.20
May 31, 1996...................................     0.092         15.63          13.875            13.80
June 28, 1996..................................     0.092         15.64          14.000            14.03
July 31, 1996..................................     0.092         15.58          14.125            14.09
August 30, 1996................................     0.092         15.54          14.500            14.53

---------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Preferred Income Fund Incorporated
                                                                                  STATEMENT OF CHANGES IN NET ASSETS(1)
                                                                          NINE MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
                                                                          ---------------------------------------------

OPERATIONS:
    Net investment income.................................................................................  $ 10,200,816
    Net realized gain on investments sold.................................................................    10,545,004
    Net unrealized depreciation of investments during the period..........................................   (13,584,688)
                                                                                                            ------------
        Net increase in net assets from operations........................................................     7,161,132
DISTRIBUTIONS:
    Dividends paid from net investment income to Money Market Cumulative
      Preferred[Trademark] Stock Shareholders.............................................................    (1,931,557)
    Dividends paid from net investment income to Common Stock Shareholders................................    (7,900,373)
                                                                                                            ------------
        Net decrease in net assets........................................................................    (2,670,798)
NET ASSETS:
    Beginning of period...................................................................................   213,053,235
                                                                                                            ------------
    End of period.........................................................................................  $210,382,437
                                                                                                            ============


                                                                                                 FINANCIAL HIGHLIGHTS(1)
                                                                           NINE MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
                                                                   FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                   -----------------------------------------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period..................................................................  $      15.80
                                                                                                            ------------
    Net investment income.................................................................................          1.04
    Net realized gain and unrealized depreciation on investments..........................................         (0.31)
                                                                                                            ------------
    Net increase in net asset value resulting from investment operations..................................          0.73
DISTRIBUTIONS:
    Dividends declared to Money Market Cumulative Preferred[Trademark] Stock Shareholders.................         (0.20)
    Dividends paid from net investment income.............................................................         (0.80)
    Change in accumulated undeclared dividends on Money Market Cumulative Preferred[Trademark] Stock......          0.01
                                                                                                            ------------
    Total from distributions..............................................................................         (0.99)
                                                                                                            ------------
    Net asset value, end of period........................................................................  $      15.54
                                                                                                            =============
    Market value, end of period...........................................................................  $     14.500
                                                                                                            =============
    Net assets, end of period.............................................................................  $210,382,437
                                                                                                            =============
    Common shares outstanding, end of period..............................................................     9,838,571
                                                                                                            =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL DATA:
    Net investment income.................................................................................          7.33%*
    Operating expenses....................................................................................          1.52%*
    Portfolio turnover rate...............................................................................            76%

---------------

(1) These tables summarize the nine months ended August 31, 1996 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1995.
  * Annualized.

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       Morgan Gust
       Robert F. Wulf

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME FUND?
       - If your shares are held in a Brokerage Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
                 First Data Investor Services Group, Inc.
                    (FDISG)
                      P.O. Box 1376
                      Boston, MA 02104
                      1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND
     INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

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                                   Quarterly
                                     Report



                                August 31, 1996